Exhibit (h)(1)(xii)

Execution

EXHIBIT A

(Unified Agreement)

(Dated: May 1, 2024)

THIS EXHIBIT A (Unified Agreement) is Exhibit A to that certain Transfer Agency Services Agreement, dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc., and the Investment Companies and Portfolios listed below.

Voya Credit Income Fund

Voya Enhanced Securitized Income Fund

Voya Equity Trust

Voya Corporate Leaders® 100 Fund

Voya Global Income & Growth Fund (formerly, Voya Global Multi-Asset Fund, effective May 1, 2024) Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index Fund Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund Voya Small Cap Growth Fund

Voya Small Company Fund

Voya U.S High Dividend Low Volatility Fund Voya VACS Series MCV Fund

Voya Funds Trust

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Duration High Income Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

Voya VACS Series HYB Fund

Voya Investors Trust

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio

Voya High Yield Portfolio

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

Voya U.S. Stock Index Portfolio

Voya VACS Index Series S Portfolio

VY® BlackRock Inflation Protected Bond Portfolio

VY® CBRE Global Real Estate Portfolio

VY® CBRE Real Estate Portfolio

VY® Invesco Growth and Income Portfolio

VY® JPMorgan Emerging Markets Equity Portfolio

Execution

VY® JPMorgan Small Cap Core Equity Portfolio

VY® Morgan Stanley Global Franchise Portfolio

VY® T. Rowe Price Capital Appreciation Portfolio

VY® T. Rowe Price Equity Income Portfolio

Voya Mutual Funds

Voya Global Bond Fund

Voya Global Diversified Payment Fund

Voya Global High Dividend Low Volatility Fund

Voya Global Perspectives® Fund

Voya International High Dividend Low Volatility Fund1

Voya Multi-Manager Emerging Markets Equity Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap Fund

Voya Russia Fund2

Voya VACS Series EME Fund

Voya Partners, Inc.

Voya Global Bond Portfolio

Voya Global Insights Portfolio (formerly, VY® Invesco Global Portfolio, effective November 28, 2023) Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio

Voya Index Solution Income Portfolio

Voya International High Dividend Low Volatility Portfolio Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio Voya Solution Aggressive Portfolio Voya Solution Balanced Portfolio Voya Solution Conservative Portfolio Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

VY® American Century Small-Mid Cap Value Portfolio VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio VY® Columbia Small Cap Value II Portfolio VY® Invesco Comstock Portfolio

1Voya International High Dividend Low Volatility Fund liquidated effective April 26, 2024 and will not appear on future Exhibit A.

2Voya Russia Fund was fully terminated effective December 31, 2023 and will not appear on future Exhibit A.

Execution

VY® Invesco Equity and Income Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

Voya Separate Portfolios Trust

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

Voya VACS Series EMCD Fund

Voya VACS Series EMHCD Fund

Voya VACS Series SC Fund

Voya Variable Insurance Trust

VY® BrandywineGLOBAL – Bond Portfolio

Voya Variable Products Trust

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio